Defiance Oil Enhanced Options Income ETF
Schedule of Investments
November 30, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 11.4%	Principal	Value
United States Treasury Note/Bond, 3.88%, 01/15/2026 (a)	$5,501,000	$5,501,095
TOTAL U.S. TREASURY SECURITIES (Cost $5,497,153)		5,501,095

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 85.1%
4.01%, 02/19/2026 (a)(b)	10,145,000	10,061,572
3.77%, 04/09/2026 (a)(b)	6,848,000	6,758,148
3.65%, 06/11/2026 (a)(b)	5,336,000	5,235,128
3.96%, 07/09/2026 (a)(b)	11,803,000	11,552,314
3.80%, 08/06/2026 (a)(b)	7,844,000	7,655,016
TOTAL U.S. TREASURY BILLS (Cost $41,222,673)		41,262,178

MONEY MARKET FUNDS - 3.2%	Shares
First American Government Obligations Fund - Class X, 3.92% (a)(c)	1,532,458	1,532,458
TOTAL MONEY MARKET FUNDS (Cost $1,532,458)		1,532,458

TOTAL INVESTMENTS - 99.7% (Cost $48,252,284)		48,295,731
Other Assets in Excess of Liabilities - 0.3%		158,931
TOTAL NET ASSETS - 100.0%		$48,454,662

Percentages are stated as a percent of net assets.

(a)	All or a portion of security has been pledged as collateral for written options. The fair value of assets committed as collateral as of November 30, 2025 is $48,292,498.
(b)	The rate shown is the annualized yield as of November 30, 2025.
(c)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Defiance Oil Enhanced Options Income ETF
Schedule of Written Options
November 30, 2025 (Unaudited)

WRITTEN OPTIONS - (1.0)%	Notional Amount	Contracts	Value
Put Options - (1.0)%
United States Oil Fund LP (a)(b)
Expiration: 12/03/2025; Exercise Price: $70.00	$(24,874,500)	(3,500)	$(192,500)
Expiration: 12/03/2025; Exercise Price: $71.00	(24,234,870)	(3,410)	(313,720)
TOTAL WRITTEN OPTIONS (Premiums received $1,235,743)			$(506,220)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Defiance Oil Enhanced Options Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$5,501,095	$–	$5,501,095
U.S. Treasury Bills	–	41,262,178	–	41,262,178
Money Market Funds	1,532,458	–	–	1,532,458
Total Investments	$1,532,458	$46,763,273	$–	$48,295,731

Liabilities:
Investments:
Written Options	$–	$(506,220)	$–	$(506,220)
Total Investments	$–	$(506,220)	$–	$(506,220)

Refer to the Schedule of Investments for further disaggregation of investment categories.